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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 29, 1998





                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-43091                 13-3836437
----------------------------          -------------          -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



    245 Park Avenue
   New York, New York                                                  10167
 ---------------------                                              ----------
 (Address of Principal                                              (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------

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


Item 5.  Other Events.
----     ------------

Incorporation of Certain Documents by Reference
-----------------------------------------------

         In connection with the offering of the Champion Home Equity Loan Trust 1998-1, Home Equity Loan Asset-Backed Certificates, Series 1998-1 (the "Certificates") by Bear Stearns Asset Backed Securities, Inc. (the "Company") and pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6,
1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-43091). The financial statements will be referred to in the preliminary prospectus supplement relating to Champion Home Equity Loan Trust 1998-1, Home Equity Loan Asset-Backed Certificates, Series 1998-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such preliminary prospectus supplement. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.      Consent of PricewaterhouseCoopers

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BEAR STEARNS ASSET BACKED
                                       SECURITIES, INC



                                     By:   /s/ Matthew E. Perkins
                                           -------------------------------------
                                           Name:  Matthew E. Perkins
                                           Title:  Vice President



Dated:  September 29, 1998


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Exhibit Index
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Exhibit                                                                     Page
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  23.          Consent of PricewaterhouseCoopers                              6